UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22874

THL CREDIT SENIOR LOAN FUND
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Stephanie Trell
100 Wall Street, 11th Floor
New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (212) 701-4500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2017
THL Credit
Senior Loan Fund
(NYSE: TSLF)
1-855-400-3927
www.fwcapitaladvisors.com/funds/tslf

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2017

Fellow Shareholders:
On behalf of the management teams of Four Wood Capital Advisors LLC (“FWCA”) and THL Credit Advisors LLC (“THL Credit”), I am pleased to share with you the performance highlights for THL Credit Senior Loan Fund (the “Fund”) for the year ended December 31, 2017.
2017 Loan Market Review and Outlook
The U.S. Leveraged Loan Market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, experienced positive performance throughout 2017, although not as strong as 2016. The Index posted returns for the year of 4.25%, compared to 9.88% for 20162. Positive returns during the year trended toward lower-rated assets, second-lien loans and smaller facilities. The average price of the Index rose during 2017, beginning the year at $97.18 and ending the year at $97.633.
Loan spreads continued to tighten during 2017, with spreads contracting 65 bps over the course of the year4. A wave of bank loans repricing to take advantage of the tightening spread levels drove new-issue loan volume to hit a record $974 billion for 20175, having exceed 2016’s total volume $485 billion5 by May 2017. For the year, refinancing and repricing activity accounted for 73% of the total new issue loan volume5.
Retail bank loan mutual fund demand started the year out strong, following up on the positive trend that began in July 2016. During the first quarter of 2017, inflows totaled $13.9 billion5, but the velocity of inflows slowed significantly during the second quarter of 2017, and beginning in August 2017, the trend reversed and outflows were recorded for every month through the end of the year, alleviating some of the pressure on the loan market’s supply/demand imbalance. Total inflows for the full year 2017 ended at $13.5 billion5. Institutional investors continued to access the loan market by way of Collateralized Loan Obligations (“CLOs”). Total new CLO issuance, excluding refinancings and resets, was $117.1 billion from 210 CLOSs5.
While remaining steady through the first three quarters of 2017, the bank loan default rate increased to 2.05% at the end of December 20176, reflecting six Chapter 11 filings. This rate represents an increase over the 1.58% recorded at the end of 2016 but remains below the historical average of 3.1%6.
Prospects of higher deficits, rising inflation expectations, and a more active Federal Reserve are compelling reasons that justify why bank loans, due to their low sensitivity to rising rates, will be well positioned to outperform other fixed income asset classes.
THL Credit Senior Loan Fund Performance
As of December 31, 2017, the Fund had total investments in securities recorded at fair value of  $197.4 million and net assets of  $136.3 million.
For the twelve months ended December 31, 2017, the Fund had returns of 5.23% and -3.65% on a NAV and market price basis, respectively, while the Index returned 4.25% over the same period. Since inception through December 31, 2017, annualized, the Fund had returns of 6.24% and 3.52% on a NAV and market price basis, respectively, with the Index returning 4.01% over the same period. During fiscal year 2017, the Fund traded at an average discount to NAV of  -4.8%.
The Fund’s outperformance relative to the Index is attributable to a combination of portfolio allocation, asset selection and the utilization of leverage. Relative to the Index, the Fund was more heavily invested in the areas of the credit market that produced higher returns during the year, including second-lien assets and lower credit quality assets. The Fund, as a percentage of total investments, had 10.3% of its portfolio allocated to second-lien loans and 6.4% to fixed-rate high yield corporate bonds. Comparatively, the Index was only allocated 4.0% to second-lien7 and does not have an allocation to high yield corporate bonds. Additionally, the Fund’s investments, as a percentage of total investments excluding short-term investments, were more heavily allocated towards the lower end of the credit spectrum, with 71.3% allocated to B and 18.3% to CCC and below and Non-Rated. The Index skewed toward higher credit quality, with only 45.5% allocated to B/Split B and 8.2% to CCC/NR7.
The Fund’s borrowings as of December 31, 2017 were $58.0 million, up from $52.0 million as of December 31, 2016. As a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) increased to 29.9% at year end, compared to 27.3% at the end of the prior year. Over the twelve-month period, leverage as a percentage of Managed Assets averaged 29.3%.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) December 31, 2017

The Fund earned $13.5 million in interest income for fiscal year 2017, down 1.1% from fiscal year 2016. The Fund benefited from rising interest rates, with 3-month US LIBOR, the reference rate for the majority of the Fund’s floating rate investments, increasing by 69 bps from 1.00% as of December 31, 2016 to 1.69% as of December 31, 20178. The positive impact of the reference rate increases was muted by the overall tightening of credit spreads in the market, and from December 31, 2016 to December 31, 2017, the Fund realized a 40 bps decrease in its weighted average spread on its floating rate loans.
Total Fund expenses were $4.2 million for fiscal year 2017, an increase of  $686k (or 19.6%) over 2016. While the Fund’s interest income benefited from the rise in LIBOR over the fiscal year, the Fund also experienced a rise in its cost of borrowings, as 1-month US Libor increased from 0.77% at the end of 2016 to 1.56% at the end of 20178. Additionally, the Fund entered a new credit facility in October 2017 to replace its expiring facility, and the new facility (which has a three-year term) had an increased spread of 95 bps over the previous 80 bps. The Fund’s all-in cost of borrowing at the end of 2017 was 2.58% compared to 1.49% at the end of 2016. The average cost of borrowing over the twelve-month period was 1.94%. This increase in borrowing costs coupled with an overall higher level of borrowings in 2017 contributed $413k of additional interest expense in 2017. The Fund also had an increase in its advisory fees of  $115k due to increased managed assets during the year, as well as an increase in its professional fees of  $114k.
Net of Fund expenses, the Fund generated $9.3 million in net investment income, down 8.2% from the prior year.
The Fund paid a monthly distribution of  $0.105/share through August 2017. In September 2017, the Fund reduced its monthly distribution to $0.096/share, which was maintained through the end of the year.
On behalf of the management team and Board of Trustees, I thank you for your continued commitment and investment in the THL Credit Senior Loan Fund.
Sincerely,
Steven A. Baffico
President, THL Credit Senior Loan Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC
The views expressed reflect the opinion of Four Wood Capital Advisors LLC and THL Credit Advisors LLC as of the date of this report and are subject to change at any time based on changes in themarket, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and THL Credit are not obligated to publicly update or revise any of the views expressed herein.

1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

2
Credit Suisse Leveraged Loan Index monthly returns for 2016 and 2017.

3
Credit Suisse Leveraged Loan Index average prices as of December 31, 2016 and 2017.

4
S&P Capital IQ LCD according to the S&P/LSTA U.S. Leveraged Loan 100 Index.

5
JP Morgan Leveraged Loan Market research as of December 31, 2017.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of December 31, 2016 and 2017.

7
Credit Suisse Leveraged Loan Index profile by market weight as of December 31, 2017.

8
Bloomberg.

2   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Performance & Statistics (unaudited)December 31, 2017

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighted Average Loan Spread(4)	4.81%
Weighted Average Days to Reset	48
Weighted Average Bond Coupon Rate	6.55%
Weighted Average Bond Duration (years)	5.06
Average Position Size	$1,062,103
Number of Positions	176
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized. Operations commenced on September 20, 2013.

(6)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on December 31, 2017 and prior years.

(7)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(8)
Industry classifications are based upon Moody’s Industry Classifications.

(9)
Top 10 Holdings does not include the Morgan Stanley Institutional Liquidity Treasury Portfolio — Institutional Share Class, which represents 5.31% of the fair value of total investments held.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of December 31, 2017. Current information may differ from that shown.
TSLF Total Return
	1 Year	3 Year	Since Inception(5)
THL Credit Senior Loan Fund
NAV(6)	5.23%	6.54%	6.24%
Market Price	-3.65%	7.41%	3.52%
CS Leveraged Loan Index(7)	4.25%	4.50%	4.01%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)(9)
Solar Winds, Inc., 2017 Refinancing Term Loan - First Lien	2.26%
Avaya, Inc., Term Loan (DIP) - First Lien	2.17%
Gruden Acquisition Inc. (Quality Distribution LLC), Term Loan 2017 - First Lien	1.73%
Scientific Games International, Inc., Term B-4 Loan - First Lien	1.57%
Air Methods Corporation, Term Loan B - First Lien	1.52%
Alvogen Pharma US, Inc., Term Loan - First Lien	1.50%
Sirva Worldwide, Inc., Term Loan - First Lien	1.47%
Getty Images, Inc., Initial Term Loan - First Lien	1.47%
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan - Second Lien	1.27%
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) - First Lien	1.26%
Top 5 Industry Holdings(1)(8)
Services: Business	14.10%
Technology: Software	12.00%
Retail	7.10%
Services: Consumer	7.02%
Manufacturing	6.99%

   THL Credit Senior Loan Fund Annual Report | December 31, 2017   3

THL Credit Senior Loan Fund Schedule of Investments†	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) – 126.9% (87.6% of Total Investments)
Aerospace & Defense – 4.1%
Advanced Integration Technology LP, Term B-1 Loan – First Lien, 6.320% (1-Month USD LIBOR + 4.750%), 04/03/23(b)	$1,481,306	$1,492,416
Constellis Holdings LLC, Term Loan B – First Lien, 6.690% (3-Month USD LIBOR + 5.000%), 04/22/24	1,990,000	2,013,631
Constellis Holdings LLC, Term Loan – Second Lien, 10.690% (3-Month USD LIBOR + 9.000%), 04/21/25(b)	1,000,000	1,002,500
Pelican Products, Inc., Term Loan – Second Lien, 9.940% (3-Month USD LIBOR + 8.250%), 04/09/21(b)	1,000,000	1,000,000
Total Aerospace & Defense		5,508,547
Automotive – 1.4%
AP Exhaust Acquisition LLC, Initial Term Loan – First Lien, 6.410% (3-Month USD LIBOR + 5.000%), 05/10/24	497,500	491,906
BBB Industries US Holdings, Inc., Initial Term Loan – First Lien, 6.070% (1-Month USD LIBOR + 4.500%), 11/03/21(b)	1,424,197	1,437,556
Total Automotive		1,929,462
Banking, Finance, Insurance & Real Estate – 3.9%
AssuredPartners Capital, Inc., Term Loan – First Lien, 5.070% (1-Month USD LIBOR + 3.500%), 10/22/24	498,750	502,596
Capital Automotive L.P., Tranche B Term Loans – Second Lien, 7.570% (1-Month USD LIBOR + 6.000%), 03/24/25(b)	492,124	506,888
Focus Financial Partners LLC, Term Loan – First Lien, 4.940% (3-Month USD LIBOR + 3.250%), 07/03/24(b)	997,500	1,007,475
GENEX Services, Inc., Term Loan – First Lien, 5.820% (1-Month USD LIBOR + 4.250%), 05/28/21(b)	1,789,280	1,781,461
USI, Inc./NY, Term Loan B – First Lien, 4.690% (3-Month USD LIBOR + 3.000%), 05/16/24	1,496,250	1,496,250
Total Banking, Finance, Insurance & Real Estate		5,294,670
Beverage, Food & Tobacco – 1.2%
Flavors Holdings Inc., Tranche B Term Loan – First Lien, 7.440% (3-Month USD LIBOR + 5.750%), 04/04/20	837,500	776,781
Flavors Holdings Inc., Initial Term Loan – Second Lien, 11.690% (3-Month USD LIBOR + 10.000%), 10/03/21(b)	1,000,000	810,000
Total Beverage, Food & Tobacco		1,586,781
Building & Construction – 1.6%
Can Am Steel Corporation, Closing Date Term Loan – First Lien, 7.070% (1-Month USD LIBOR + 5.500%), 07/02/24(b)	1,194,000	1,205,940
Primeline Utility Services LLC, Term Loan – First Lien, 6.880% (3-Month USD LIBOR + 5.500%), 11/12/22	992,348	998,346
Total Building & Construction		2,204,286
Capital Goods – 1.1%
Crosby US Acquisition Corp., Initial Term Loan – First Lien, 4.450% (3-Month USD LIBOR + 3.000%), 11/23/20	1,454,845	1,421,966
See accompanying Notes to Financial Statements
4   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Chemicals, Plastics & Rubber – 0.3%
Verdesian Life Sciences LLC, Initial Term Loan – First Lien, 6.380% (3-Month USD LIBOR + 5.000%), 07/01/20(b)	$509,729	$458,757
Consumer Products: Non Durables – 2.6%
ABG Intermediate Holdings 2 LLC (Authentic Brands), Term Loan – 2017 – First Lien, 5.190% (3-Month USD LIBOR + 3.500%), 09/26/24(b)	748,125	752,333
ABG Intermediate Holdings 2 LLC (Authentic Brands), Term Loan – Second Lien, 9.440% (3-Month USD LIBOR + 7.750%), 09/26/25(b)	625,000	634,375
Varsity Brands, Inc. (Hercules Achievement), Initial Term Loan – First Lien, 5.070% (1-Month USD LIBOR + 3.500%), 12/09/24	1,000,000	1,007,085
Vince Intermediate Holding LLC, Term B Loan – First Lien, 8.400% (3-Month USD LIBOR + 7.000%), 11/27/19(b)	205,714	180,000
ZEP, Inc. (Acuity Special Products), Initial Term Loan – First Lien, 5.380% (3-Month USD LIBOR + 4.000%), 08/12/24	997,500	1,007,061
Total Consumer Products: Non Durables		3,580,854
Electrical Equipment – 0.8%
Blount International, Inc., Term Loan – First Lien, 5.610% (1-Month USD LIBOR + 4.250%), 04/12/23	1,000,000	1,013,125
Energy, Oil & Gas – 3.2%
Gulf Finance, LLC, Tranche B Term Loan – First Lien, 6.950% (3-Month USD LIBOR + 5.250%), 08/25/23	1,459,349	1,317,369
HGIM Corp. (Harvey Gulf), Initial Term Loan – First Lien, 8.000% (Prime + 3.500%), 06/18/20(b)	2,892,337	1,164,166
TerraForm AP Acquisition Holdings LLC, Loans – First Lien, 5.940% (3-Month USD LIBOR + 4.250%), 06/27/22(b)	667,108	671,278
W3 Topco LLC, (Total Safety) Term Loan – 2017 – First Lien, 7.690% (3-Month USD LIBOR + 6.000%), 03/08/22	1,246,859	1,243,742
Total Energy, Oil & Gas		4,396,555
Healthcare & Pharmaceuticals – 4.4%
Alvogen Pharma US, Inc., Term Loan – First Lien, 6.570% (1-Month USD LIBOR + 5.000%), 04/01/22	2,982,374	2,962,482
CHS / Community Health Systems, Inc., Term H Loans – First Lien, 4.480% (3-Month USD LIBOR + 3.000%), 01/27/21	1,256,181	1,201,041
Valeant Pharmaceuticals International, Inc., Series F-4 Tranche B Term Loan – First Lien, 4.940% (1-Month USD LIBOR + 3.500%), 04/01/22 (Canada)	762,129	773,862
Zest Holdings LLC, 2017 Replacement Term Loan – First Lien, 5.820% (1-Month USD LIBOR + 4.250%), 08/16/23	992,500	1,003,045
Total Healthcare & Pharmaceuticals		5,940,430
Hotel, Gaming & Leisure – 1.5%
Parq Holdings LP (Canada), Term Loan – First Lien, 9.190% (3-Month USD LIBOR + 7.500%), 12/17/20(b)	1,995,000	2,007,469
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   5

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Manufacturing – 10.1%
Vertiv Group Corporation, Term B Loan – First Lien, 5.350% (1-Month USD LIBOR + 4.000%), 11/30/23	$752,155	$752,625
CPM Holdings, Inc., Initial Term Loan – First Lien, 5.820% (1-Month USD LIBOR + 4.250%), 04/11/22	2,052,434	2,084,924
CPM Acquisition Corp., Term Loan – Second Lien, 9.819% (1-Month USD LIBOR + 8.250%), 04/10/23(b)	750,000	768,750
Duke Finance LLC, 2017 Refinancing Term Loan B – First Lien, 5.940% (3-Month USD LIBOR + 4.250%), 02/21/24(b)	1,466,475	1,480,230
Forterra Finance LLC (Stardust), Term Loan – First Lien, 4.570% (1-Month USD LIBOR + 3.000%), 10/25/23	997,475	935,991
Meter Readings Holding, LLC (Aclara Technologies LLC), Initial Term Loan - First Lien, 7.230% (3-Month USD LIBOR + 5.750%), 08/29/23(b)	1,975,000	1,984,875
MTS System Corp., Tranche B Term Loan 2017 – First Lien, 4.690% (1-Month USD LIBOR + 3.250%), 07/05/23(b)	1,421,302	1,435,515
Navistar, Inc., Tranche B Term Loan – First Lien, 4.900% (1-Month USD LIBOR + 3.500%), 11/06/24	2,000,000	2,010,310
Preferred Proppants LLC (Preferred Sands), Term B-1 Loan – First Lien, 7.440% (3-Month USD LIBOR + 5.750%), 07/27/20(b)	2,543,130	2,339,679
Total Manufacturing		13,792,899
Media: Advertising, Printing & Publishing – 2.3%
Cengage Learning Acquisitions, Inc., Term B Loan – First Lien, 5.710% (1-Month USD LIBOR + 4.250%), 06/07/23	2,263,006	2,166,512
Harland Clarke Hldgs. (f/k/a Clarke American Corp.), Term Loan – 2017 – First Lien, 6.440% (3-Month USD LIBOR + 4.750%), 11/03/23	990,993	996,567
Total Media: Advertising, Printing & Publishing		3,163,079
Media: Broadcasting & Subscription – 2.6%
CSC Holdings LLC, 2017 Refinancing Term Loan – First Lien, 3.740% (1-Month USD LIBOR + 2.250%), 07/17/25	1,074,605	1,071,999
Tribune Company, Term B Loan – First Lien, 4.570% (1-Month USD LIBOR + 3.000%), 12/28/20	76,010	76,216
Tribune Company, Term C Loan – First Lien, 4.570% (1-Month USD LIBOR + 3.000%), 01/26/24	947,371	950,185
Urban One (Radio One, Inc.), Initial Term Loan – First Lien, 5.700% (3-Month USD LIBOR + 4.000%), 04/18/23(b)	1,492,481	1,470,094
Total Media: Broadcasting & Subscription		3,568,494
Media: Diversified and Services – 1.8%
IMG LLC/William Morris Endeavor Entertainment LLC, Term B Loan – First Lien, 4.640% (3-Month USD LIBOR + 3.250%), 05/03/21	1,930,424	1,942,489
SESAC Holdco II LLC, Term Loan – Second Lien, 8.730% (1-Month USD LIBOR + 7.250%), 02/24/25(b)	500,000	493,125
Total Media: Diversified and Services		2,435,614
Media: Services – 2.1%
Getty Images, Inc., Initial Term Loan – First Lien, 5.190% (3-Month USD LIBOR + 3.500%), 10/18/19	3,172,769	2,900,260
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Metals & Mining – 0.7%
Big River Steel LLC, Closing Date Term Loan, 6.690% (3-Month USD LIBOR + 5.000%), 08/23/23(b)	$997,500	$1,008,722
Packaging – 0.6%
Fortress Merger Sub Inc. (Fort Dearborn Company), Initial Term Loan – Second Lien, 9.840% (3-Month USD LIBOR + 8.500%), 10/21/24(b)	750,000	736,875
Restaurants – 1.1%
Steak n Shake Operations, Inc., Term Loan – First Lien, 5.820% (1-Month USD LIBOR + 3.750%), 03/19/21(b)	1,689,982	1,529,434
Retail – 8.7%
Albertson’s LLC, 2017-1 Term Loan B-4 – First Lien, 5.320% (1-Month USD LIBOR + 2.750%), 08/25/21	1,556,783	1,528,208
Albertson’s LLC, 2017-1 Term Loan B-5 – First Lien, 4.675% (3-Month USD LIBOR + 3.000%), 12/21/22	1,481,334	1,454,063
American Sportsman Holdings Co. (Bass Pro), Term Loan – First Lien, 6.570% (1-Month USD LIBOR + 5.000%), 09/25/24	1,496,250	1,494,380
BJ’s Wholesale Club, Inc., Initial Term Loan – Second Lien, 8.950% (2-Month USD LIBOR + 7.500%), 02/03/25	2,000,000	1,958,440
CH Hold Corp. (Caliber Collision), Initial Term Loan – First Lien, 4.570% (1-Month USD LIBOR + 3.000%), 02/01/24(b)	413,826	416,931
CH Hold Corp. (Caliber Collision), Initial Term Loan – Second Lien, 8.820% (1-Month USD LIBOR + 7.250%), 02/03/25(b)	500,000	511,250
Charming Charlie LLC, DIP Term Loan – First Lien, 8.000% (Prime + 3.500%), 06/08/18(b)	152,609	151,846
Charming Charlie LLC, Initial Term Loan – First Lien, 9.328% + 1% PIK (3-Month USD LIBOR + 8.000% + 1% PIK), 12/24/19(c)	1,768,914	74,073
CWGS Group, LLC (Camping World), Term Loans – First Lien, 4.569% (1-Month USD LIBOR + 3.000%), 11/08/23	1,980,000	1,995,741
FullBeauty Brands LP / OSP Group, Inc. (a/k/a OneStopPlus Group & Redcats USA), Initial Term Loans – First Lien, 6.320% (1-Month USD LIBOR + 4.750%), 10/14/22	982,331	581,309
Moran Foods LLC (Save-A-Lot), Initial Term Loan – First Lien, (LIBOR + 6.000%), 12/05/23(d)	414,254	333,218
Petco Animal Supply (PET Acquisition Merger Sub LLC), Term Loan – First Lien, 4.380% (3-Month USD LIBOR + 3.000%), 01/26/23	1,252,441	951,072
PetSmart, Inc., Term Loan B-2 – First Lien, (LIBOR + 3.000%), 03/10/22(d)	500,000	401,642
Total Retail		11,852,173
Services: Business – 19.3%
Air Medical Group Holdings, Inc., Term Loan B – 2017 – First Lien, (LIBOR + 4.250%), 09/26/24(d)	562,500	564,727
Air Methods Corporation, Term Loan B – First Lien, 5.190% (3-Month USD LIBOR + 3.500%), 04/21/24(d)	3,000,000	2,999,535
Brand Energy & Infrastructure Services Inc., Term Loan – First Lien, 5.630% (3-Month USD LIBOR + 4.250%), 06/15/24	1,194,000	1,200,197
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   7

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Business – 19.3% (continued)
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan – First Lien, 5.820% (1-Month USD LIBOR + 4.250%), 12/01/21	$1,940,250	$1,939,047
Cvent Inc., Term Loan – First Lien, 5.320% (1-Month USD LIBOR + 3.750%), 11/29/23(b)	2,487,500	2,493,719
EAB (Education Advisory Board/Avatar Purchaser, Inc.), Term Loan – First Lien, 5.240% (1-Month USD LIBOR + 3.750%), 11/17/24(b)	1,350,000	1,360,125
Garda World Security Corporation, Term B Loan – First Lien, 4.970% (3-Month USD LIBOR + 3.500%), 05/24/24	596,527	600,628
I-Logic Technologies Bidco Ltd (Dealogic), Term B – First Lien, (USD LIBOR + 4.000%), 12/21/24(b)(d)	1,440,000	1,436,400
Mitchell International, Inc., Initial Term Loan – Second Lien, 8.970% (3-Month USD LIBOR + 7.250%), 12/01/25	1,000,000	1,011,370
New Insight Holdings Inc. (Research Now), Initial Term Loan 2017 – First Lien, 7.130% (3-Month USD LIBOR + 5.500%), 12/08/24	700,000	671,415
Red Ventures LLC (New Imagitas, Inc.), Term Loan – First Lien, 5.570% (1-Month USD LIBOR + 4.000%), 11/08/24	1,995,000	1,996,247
Red Ventures LLC (New Imagitas, Inc.), Term Loan – Second Lien, 9.570% (1-Month USD LIBOR + 8.000%), 11/08/25	290,000	290,545
RentPath, Inc., Term Loan – Second Lien, 10.570% (1-Month USD LIBOR + 9.000%), 12/19/22	1,000,000	992,500
Sirva Worldwide, Inc., Term Loan – First Lien, 7.990% (3-Month USD LIBOR + 6.500%), 11/24/22(b)	2,877,500	2,906,275
Solera Holdings, Inc., Dollar Term Loan – First Lien, 4.820% (1-Month USD LIBOR + 3.250%), 02/28/23	1,916,282	1,931,056
TKC Holdings, Inc., Term Loan – First Lien, 5.670% (2-Month USD LIBOR + 4.250%), 02/01/23	992,500	1,001,492
TKC Holdings, Inc., Term Loan – Second Lien, 9.420% (2-Month USD LIBOR + 8.000%), 02/01/24	998,451	1,005,940
Trader Corp., Term Loan – First Lien, 4.690% (3-Month USD LIBOR + 3.000%), 11/11/24	916,519	917,280
USIC Holdings, Inc., Term B Loan – First Lien, 5.000% (3-Month USD LIBOR + 3.500%), 12/08/23(b)	990,000	997,118
Total Services: Business		26,315,616
Services: Consumer – 9.8%
Fitness International LLC (LA Fitness), Term Loan B – First Lien, 5.190% (3-Month USD LIBOR + 3.500%), 07/01/20	702,652	712,840
Heartland Dental LLC, Term Loan 2017 – First Lien, 6.090% (3-Month USD LIBOR + 4.750%), 07/31/23	1,000,000	1,015,005
Jackson Hewitt Tax Service, Inc., Initial Term Loan – First Lien, 8.380% (3-Month USD LIBOR + 7.000%), 07/30/20(b)	930,690	922,547
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) – First Lien, 6.820% (1-Month USD LIBOR + 5.250%), 07/01/19	2,484,425	2,494,251
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – Second Lien, 10.570% (1-Month USD LIBOR + 9.000%), 07/01/20(b)	2,500,000	2,506,250
Renaissance Learning, Inc., Initial Term Loan – First Lien, 5.440% (3-Month USD LIBOR + 3.750%), 04/09/21	1,911,435	1,925,770
See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Services: Consumer – 9.8% (continued)
Renaissance Learning, Inc., Term B Loan – Second Lien, 8.690% (3-Month USD LIBOR + 7.000%), 04/11/22(b)	$980,321	$985,835
TruGreen LP, Initial Incremental Term Loan – First Lien, 5.540% (3-Month USD LIBOR + 4.000%), 04/13/23	992,513	1,008,026
Weight Watchers International, Inc., Initial Term Loan – First Lien, 6.230% (1-Month USD LIBOR + 4.750%), 04/02/20	1,800,000	1,814,256
Total Services: Consumer		13,384,780
Services: Rental – 0.3%
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 10.690% (3-Month USD LIBOR + 9.000%), 11/26/21	500,000	419,582
Technology: Semiconductor – 0.8%
M/A-COM Technology Solutions Holdings, Inc., Initial Term Loan – First Lien, 3.800% (1-Month USD LIBOR + 2.250%), 05/20/24	1,110,562	1,109,867
Technology: Services – 9.9%
AP Gaming I LLC (American Gaming Systems), Term B Loan – First Lien, 7.070% (1-Month USD LIBOR + 5.500%), 02/15/24	1,088,281	1,101,210
ConvergeOne Holdings Corporation, Term Loan – First Lien, 6.450% (3-Month USD LIBOR + 4.750%), 06/20/24	1,492,500	1,497,470
CPI Acquisition, Inc. Term Loan – First Lien, 5.960% (3-Month USD LIBOR + 4.500%), 08/17/22	531,250	387,812
DigiCert, Inc., (Unipeg Merger Corp.) First Lien Term Loan, 6.130% (3-Month USD LIBOR + 4.750%), 10/31/24	1,000,000	1,014,060
DigiCert, Inc., (Unipeg Merger Corp.) Term Loan – Second Lien, 9.380% (3-Month USD LIBOR + 8.000%), 10/31/25	750,000	755,745
Everi Payments Inc. (Global Cash Access), Term B Loan – First Lien, 4.979% (3-Month USD LIBOR + 3.500%), 05/09/24	995,000	1,006,443
Impala Private Holdings II LLC (Intralinks), Initial Term Loan – First Lien, 5.700% (3-Month USD LIBOR + 4.000%), 11/14/24(d)	1,000,000	996,460
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 5.340% (3-Month USD LIBOR + 3.750%), 09/16/24	1,936,000	1,944,712
MH Sub I, LLC and Micro Holding Corp. (Internet Brands), Term Loan – Second Lien, 9.090% (3-Month USD LIBOR + 7.500%), 09/15/25(b)	250,000	251,719
Scientific Games International, Inc., Term B-4 Loan – First Lien, 4.670% (2-Month USD LIBOR + 3.250%), 08/14/24	3,062,824	3,091,324
SCS Holdings Inc. (Sirius Computer Solutions), New Tranche B Term Loan – First Lien, 5.820% (1-Month USD LIBOR + 4.250%), 10/30/22	1,463,388	1,474,363
Total Technology: Services		13,521,318
Technology: Software – 17.0%
Almonde, Inc. (Misys), Dollar Term Loan – First Lien, 4.980% (3-Month USD LIBOR + 3.500%), 06/13/24	997,500	1,001,410
Almonde, Inc. (Misys), Dollar Term Loan – Second Lien, 8.730% (3-Month USD LIBOR + 7.250%), 06/13/25	500,000	502,750
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   9

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Technology: Software – 17.0% (continued)
ASG Technologies Group, Inc., Term Loan – First Lien, 6.320% (1-Month USD LIBOR + 4.750%), 07/31/24(b)	$1,039,063	$1,052,051
Canyon Valor Companies (GTCR Valor Cos Inc. (aka Cision AB)), Initial Dollar Term Loan – First Lien, 5.940% (3-Month USD LIBOR + 4.250%), 06/16/23	1,995,000	2,021,603
Compuware Corp. Tranche B-3 Term Loan – First Lien, 5.630% (3-Month USD LIBOR + 4.250%), 12/15/21	1,444,275	1,455,562
Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories), Tranche B-2 Dollar Term Loan – First Lien, 5.440% (3-Month USD LIBOR + 3.750%), 12/01/23	1,485,038	1,495,247
Infoblox, Inc., Term Loan – First Lien, 6.570% (1-Month USD LIBOR + 5.000%), 11/07/23	2,204,830	2,221,366
Infoblox, Inc., Term Loan – Second Lien, 10.320% (1-Month USD LIBOR + 8.750%), 11/07/24	1,000,000	1,001,750
PNI Canada Acquireco Corp. (Sandvine), Initial Term Loan – First Lien, 7.320% (3-Month USD LIBOR + 5.750%), 09/21/22(b)	910,219	881,775
Project Alpha Intermediate Holding, Inc. (Qlik), Term Loan – First Lien, 5.040% (6-Month USD LIBOR + 3.500%), 04/26/24	1,990,000	1,951,026
Riverbed Technology, Inc., First Amendment Term B Loan – First Lien, 4.820% (1-Month USD LIBOR + 3.250%), 04/24/22	966,020	953,008
SolarWinds Inc., 2017 Refinancing Term Loan – First Lien, 5.070% (1-Month USD LIBOR + 3.500%), 02/03/23	4,431,706	4,454,419
Starfish – V Merger Sub Inc. (Syncsort), Term Loan B 2017 – First Lien, 6.690% (3-Month USD LIBOR + 5.000%), 08/16/24	997,500	975,994
ViewPoint, Inc., Term Loan – First Lien, 5.940% (3-Month USD LIBOR + 4.250%), 07/19/24(b)	1,496,250	1,503,731
ViewPoint, Inc., Term Loan – Second Lien, 9.940% (3-Month USD LIBOR + 8.250%), 07/21/25(b)(d)	1,750,000	1,745,625
Total Technology: Software		23,217,317
Telecommunications – 6.1%
Asurion LLC, (Asurion Delivery and Installation Services, Inc.), Replacement B-5 Term Loan – First Lien, 4.570% (1-Month USD LIBOR + 3.000%), 11/03/23	1,604,633	1,614,293
Avaya Inc., Term Loan (DIP) – First Lien, 6.230% (1-Month USD LIBOR + 4.750%), 01/23/18(d)	4,351,578	4,290,395
Birch Communications, Inc., Term Loan – First Lien, 8.000% (3-Month USD LIBOR + 6.750%), 07/17/20	1,742,148	1,668,107
Frontier Communications Corporation, Term Loan – First Lien, 5.320% (1-Month USD LIBOR + 3.750%), 06/17/24	746,250	718,266
Total Telecommunications		8,291,061
Transportation: Services – 3.9%
Commercial Barge Line Co. (American Commercial Lines), Term Loan – First Lien, 10.320% (1-Month USD LIBOR + 8.750%), 11/12/20	2,419,701	1,413,771
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan 2017 – First Lien, 6.833% (3-Month USD LIBOR + 5.500%), 08/18/22	3,395,466	3,409,625
See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
SENIOR LOANS(a) (continued)
Transportation: Services – 3.9% (continued)
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 10.190% (3-Month USD LIBOR + 8.500%), 08/18/23(b)	$500,000	$499,375
Total Transportation: Services		5,322,771
Waste Management – 1.1%
EnergySolutions (Envirocare of Utah), Term Advance 2017 – First Lien, 6.450% (3-Month USD LIBOR + 4.750%), 05/29/20(b)	1,467,321	1,489,331
Wholesale – 2.6%
4L Technologies, Inc. (Clover Technologies Group LLC), Initial Term Loan – First Lien, 6.070% (1-Month USD LIBOR + 4.500%), 05/08/20	873,989	658,402
Associated Asphalt Partners, LLC, Term Loan B – First Lien, 6.820% (1-Month USD LIBOR + 5.250%), 04/5/24(b)	991,786	905,005
FPC Holdings, Inc. (Fleetpride), Initial Term Loan – First Lien, 5.690% (3-Month USD LIBOR + 4.000%), 11/19/19	1,906,852	1,903,992
Total Wholesale		3,467,399
Total Senior Loans (Cost $176,350,564)		172,869,494
CORPORATE BONDS – 9.2% (6.4% of Total Investments)
Aerospace & Defense – 0.1%
TransDigm, Inc., 6.375%, 06/15/26	99,000	100,423
Banking, Finance, Insurance & Real Estate – 0.3%
AssuredPartners, Inc., 7.000%, 08/15/25(e)	104,000	104,167
Icahn Enterprises, 6.250%, 02/01/22	131,000	134,439
Icahn Enterprises, 6.750%, 02/01/24	131,000	134,957
NFP Corp., 6.875%, 07/15/25(e)	48,000	48,612
Total Banking, Finance, Insurance & Real Estate		422,175
Building & Construction – 0.2%
Beacon Escrow Corp., 4.875%, 11/03/25(e)	255,000	256,753
Chemicals, Plastics & Rubber – 1.1%
Aruba Investments, Inc. (Angus Chemical), 8.750%, 02/15/23(e)	1,500,000	1,551,563
Consumer Products: Durables – 0.0%(f)
Griffon Corp., 5.250%, 03/01/22(e)	27,000	27,439
Consumer Products: Packaged Foods – 0.1%
Post Holdings, Inc., 5.750%, 03/01/27(e)	101,000	102,953
Energy, Oil & Gas – 0.2%
Pattern Energy Group, Inc., 5.875%, 02/01/24(e)	132,000	139,755
TerraForm Power Operating LLC, 4.250%, 01/31/23(e)	99,000	98,175
TerraForm Power Operating LLC, 5.000%, 01/31/28(e)	99,000	97,701
Total Energy, Oil & Gas		335,631
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   11

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
CORPORATE BONDS (continued)
Healthcare & Pharmaceuticals – 0.7%
HCA, Inc., 5.375%, 02/03/25	$400,000	$416,500
Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22 (Canada)(e)	129,000	135,908
Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24 (Canada)(e)	97,000	104,381
Valeant Pharmaceuticals International, Inc., 5.500%, 11/03/25 (Canada)(e)	102,000	104,229
Valeant Pharmaceuticals International, Inc., 9.000%, 12/15/25 (Canada)(e)	196,000	204,884
Total Healthcare & Pharmaceuticals		965,902
Hotel, Gaming & Leisure – 0.3%
CRC Escrow Issuer Inc. (Caesars), 5.250%, 10/15/25(e)	308,000	311,465
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/17/27(e)	99,000	100,671
Total Hotel, Gaming & Leisure		412,136
Media: Broadcasting & Subscription – 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28(e)	250,000	244,062
CSC Holdings LLC, 5.500%, 04/15/27(e)	100,000	102,375
Gray Television, Inc., 5.125%, 10/15/24(e)	350,000	350,088
Urban One (Radio One, Inc.), 7.375%, 04/15/22(e)	2,000,000	1,997,500
Total Media: Broadcasting & Subscription		2,694,025
Media: Diversified and Services – 0.1%
Match Group, Inc., 5.000%, 12/15/27(e)	200,000	203,125
Metals & Mining – 0.1%
Freeport-McMoRan, Inc., 4.550%, 11/14/24	99,000	100,839
Packaging – 0.1%
Multi-Color Corp., 4.875%, 11/03/25(e)	109,000	109,613
Restaurants – 0.1%
Yum! Brands Inc. (KFC), 4.750%, 06/01/27(e)	113,000	115,726
Retail – 1.6%
Lithia Motors, Inc., 5.250%, 08/01/25(e)	128,000	134,080
Rite Aid Corp., 6.125%, 04/03/23(e)	2,245,000	2,031,501
Total Retail		2,165,581
Services: Business – 1.1%
ASP AMC Merger Sub, Inc., 8.000%, 05/15/25(e)	214,000	207,580
Iron Mountain US Holdings, Inc., 5.375%, 06/01/26(e)	383,000	396,346
Iron Mountain, Inc., 4.375%, 06/01/21(e)	383,000	390,660
Iron Mountain, Inc., 5.250%, 03/15/28(e)	98,000	97,971
New Amythyst Corp. (Envision Healthcare Corp.), 6.250%, 12/02/24(e)	421,000	436,434
Total Services: Business		1,528,991
Services: Consumer – 0.3%
LG Financeco Corp. (Lions Gate) (Canada), 5.875%, 11/01/24(e)	153,000	162,333
NetFlix, Inc., 4.875%, 04/15/28(e)	308,000	301,840
Total Services: Consumer		464,173
See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Schedule of Investments† (continued)	December 31, 2017
Investments	Principal	Value
CORPORATE BONDS (continued)
Technology: Hardware – 0.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 06/17/24(e)	$189,000	$206,718
Technology: Software – 0.4%
Project Homestake Merger (Riverbed), 8.875%, 03/01/23(e)	545,000	516,661
Telecommunications – 0.2%
Rackspace Hosting, Inc., 8.625%, 11/15/24(e)	100,000	106,928
Sprint Communications, Inc., 6.000%, 11/15/22	101,000	101,098
Total Telecommunications		208,026
Waste Management – 0.1%
GFL Environmental, Inc., 5.625%, 05/02/22 (Canada)(e)	116,000	120,531
Total Corporate Bonds (Cost $12,586,252)		12,608,984
	Shares
COMMON STOCKS – 1.1% (0.7% of Total Investments)
Services: Consumer – 0.0%(f)
New Millennium Holdco, Inc.	29,712	8,186
Telecommunications – 1.1%
Ayaya Inc.	82,364	1,443,429
Total Common Stocks (Cost $2,286,419)		1,451,615
MONEY MARKET FUND – 7.7% (5.3% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 1.19%(g) (Cost $10,496,709)	10,496,709	10,496,709
Total Investments in Securities – 144.9% (Cost $201,719,944)		197,426,802
Line of Credit Payable (Cost $58,000,000) – (42.6)%		(58,000,000)
Liabilities in Excess of Other Assets – (2.3)%		(3,128,196)
Net Assets – 100.0%		$136,298,606

†
Securities are US securities, unless otherwise noted below.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread. The most popular benchmark lending rate is the London Interbank Offered Rate (“LIBOR”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. LIBOR was the only benchmark utilized for the senior loans at December 31, 2017. The rate shown represents the contractual rate (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2 with the exception of Avaya Inc. common stock which is a Level 1 security.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   13

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2017
(c)
The Fund held defaulted securities for which the income has been deemed uncollectible. As of December 31, 2017, the aggregate value of those securities was $74,073, representing 0.05% of the Fund’s net assets. The Fund no longer accrues income on securities once the income has been deemed uncollectible.

(d)
All or a portion of this position has not settled as of December 31, 2017. The Fund will not accrue interest until the settlement date at which point LIBOR will be established.

(e)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $11,620,021 which represents approximately 8.5% of net assets as of December 31, 2017. Unless otherwise noted, 144A securities are deemed to be liquid.

(f)
Less than 0.05%.

(g)
Rate shown reflects the 7-day yield as of December 31, 2017.

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Schedule of Investments (concluded)	December 31, 2017
SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	4.2%
Automotive	1.4
Banking, Finance, Insurance & Real Estate	4.2
Beverage, Food & Tobacco	1.2
Building & Construction	1.8
Capital Goods	1.1
Chemicals, Plastics & Rubber	1.4
Consumer Products: Durables	0.0(a)
Consumer Products: Non Durables	2.6
Consumer Products: Packaged Foods	0.1
Electrical Equipment	0.8
Energy, Oil & Gas	3.4
Healthcare & Pharmaceuticals	5.1
Hotel, Gaming & Leisure	1.8
Manufacturing	10.1
Media: Advertising, Printing & Publishing	2.3
Media: Broadcasting & Subscription	4.6
Media: Diversified and Services	1.9
Media: Services	2.1
Metals & Mining	0.8
Packaging	0.7
Restaurants	1.2
Retail	10.3
Services: Business	20.4
Services: Consumer	10.1
Services: Rental	0.3
Technology: Hardware	0.1
Technology: Semiconductor	0.8
Technology: Services	9.9
Technology: Software	17.4
Telecommunications	7.4
Transportation: Services	3.9
Waste Management	1.2
Wholesale	2.6
Money Market Fund	7.7
Total Investments	144.9
Line of Credit Payable	(42.6)
Liabilities in Excess of Other Assets	(2.3)
Net Assets	100.0%

(a)
Less than 0.05%.

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   15

THL Credit Senior Loan Fund Statement of Assets and Liabilities	December 31, 2017
ASSETS
Investments, at value (cost $201,719,944)	$197,426,802
Cash	367,554
Receivable for investments sold	3,419,433
Interest receivable	824,739
Prepaid and other expenses	26,834
Total Assets	202,065,362
LIABILITIES
Borrowings (Note 4)	58,000,000
Payable for securities purchased	7,446,479
Advisory fee payable (Note 5)	175,573
Investor support services fee payable (Note 5)	8,361
Compliance fee payable (Note 5)	2,494
Net unrealized depreciation on delayed draw loan commitments	763
Other accrued expenses	133,086
Total Liabilities	65,766,756
Net Assets	$136,298,606
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,313,911
Undistributed net investment income	564,292
Accumulated net realized loss on investments	(1,285,692)
Net unrealized depreciation on investments	(4,293,142)
Net unrealized depreciation on delayed draw loan commitments	(763)
Net Assets	$136,298,606
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$18.37

See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund Statement of Operations	For the Year Ended December 31, 2017
INVESTMENT INCOME:
Interest	$13,519,662
Total Investment Income	13,519,662
EXPENSES:
Advisory fees (Note 5)	2,053,094
Interest expense & fees on borrowings (Note 4)	1,126,557
Professional fees	341,066
Trustees’ fees and expenses (Note 5)	134,500
Administration fees	119,025
Investor support services fees (Note 5)	97,766
Insurance expense	50,725
Printing and mailing expense	40,950
Compliance fees (Note 5)	29,657
Custodian fees	25,006
NYSE listing fee	23,750
Transfer agent fees	19,266
Other expenses	121,501
Total Expenses	4,182,863
Net Investment Income	9,336,799
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(795,680)
Net change in unrealized depreciation on investments	(1,419,378)
Net change in unrealized depreciation on delayed draw loan commitments	(763)
Net realized and change in unrealized loss on investments and delayed draw loan commitments	(2,215,821)
Net Increase in Net Assets from Operations	$7,120,978

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   17

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Year Ended December 31, 2017	Year Ended December 31, 2016
OPERATIONS
Net investment income	$9,336,799	$10,171,625
Net realized loss on investments	(795,680)	(4,373)
Net change in unrealized (depreciation) appreciation on investments and delayed draw loan commitments	(1,420,141)	9,557,655
Net increase in net assets from operations	7,120,978	19,724,907
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,080,482)	(9,422,116)
Total distributions to shareholders	(9,080,482)	(9,422,116)
Net (Decrease) Increase in Net Assets	(1,959,504)	10,302,791
NET ASSETS:
Beginning of year	$138,258,110	$127,955,319
End of year	$136,298,606	$138,258,110
Undistributed net investment income	$564,292	$866,768

See accompanying Notes to Financial Statements
18   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Statement of Cash Flows For the Year Ended December 31, 2017

Cash Flows From Operating Activities:
Net increase in net assets from operations	$7,120,978
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(114,321,678)
Proceeds from sales of long-term investments	113,361,809
Net increase in short-term investments	(4,385,333)
Net change in unrealized depreciation on investments	1,419,378
Net change in unrealized depreciation on delayed draw loan commitments	763
Net accretion/amortization of premium or discount	(486,676)
Net increase in realized gains from principal paydowns	(587,468)
Net realized loss on investments	795,680
Increase in receivable for investments sold	(3,328,745)
Increase in interest receivable	(2,350)
Decrease in prepaid expenses	11,508
Increase in payable for investments purchased	3,486,556
Increase in advisory fee payable	3,172
Increase in investor support services fee payable	151
Decrease in accrued interest on borrowing	(20,970)
Increase in compliance fee payable	2,494
Increase in other accrued expenses	(317)
Net cash provided by operating activities	3,068,952
Cash Flows from Financing Activities:
Proceeds from borrowings	17,000,000
Repayments of borrowings	(11,000,000)
Distributions paid	(9,080,482)
Net cash used by financing activities	(3,080,482)
Net decrease in cash	(11,530)
Cash, beginning of year	379,084
Cash, end of year	$367,554
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$1,147,527
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   19

THL Credit Senior Loan Fund Financial Highlights	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	For the Period September 20, 2013 to December 31, 2013
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$18.64	$17.25	$18.74	$19.42	$19.06
Operations:
Net investment income(1)	1.26	1.37	1.36	1.25	0.33
Net realized and unrealized gain (loss) on investments and delayed draw loan commitments(2)	(0.31)	1.29	(1.50)	(0.50)	0.27
Total income (loss) from operations	0.95	2.66	(0.14)	0.75	0.60
Distributions to shareholders from:
Net investment income	(1.22)	(1.27)	(1.27)	(1.32)	(0.24)
Net realized gains	—	—	(0.08)	(0.11)	—
Total distributions to shareholders	(1.22)	(1.27)	(1.35)	(1.43)	(0.24)
Net assets value per share, end of period	$18.37	$18.64	$17.25	$18.74	$19.42
Market price per share, end of period	$16.86	$18.74	$15.86	$17.06	$18.36
Total return:(3)
Net asset value	5.23%	15.99%	(0.96)%	3.87%	3.15%
Market value	(3.65)%	27.75%	0.69%	0.58%	(7.00)%
Ratios/Supplemental Data:
Net Assets, end of period (000’s)	$136,299	$138,258	$127,955	$139,025	$144,046
Ratio of expenses, including interest on borrowings, to average net assets	3.03%	2.65%	2.63%	2.38%	2.46%(4)
Ratio of net investment income, including interest on borrowings, to average net assets	6.76%	7.72%	7.37%	6.44%	6.14%(4)
Portfolio turnover rate	59%	41%	34%	93%	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$58,000	$52,000	$52,000	$49,000	$46,000
Average borrowings outstanding during the period (000s)	$57,329	$52,929	$56,099	$41,834	$40,308(5)
Asset coverage, end of period per $1,000 of debt(6)	$3,350	$3,658	$3,461	$3,837	$4,131

1.
Based on average daily shares outstanding.

2.
Realized and unrealized gain on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

3.
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4.
Annualized.

5.
Average for the period since the first borrowing day of October 15, 2013.

6.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
20   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements December 31, 2017

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013.
The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”).
Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser (the “Adviser”). FWCA has engaged THL Credit Advisors LLC (the “Sub-adviser” or “THL Credit”) to serve as the sub-adviser to the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (‘‘U.S. GAAP’’). These principles require the Fund’s Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sourced using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Exchange traded equity securities are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), those securities are valued at the official closing price.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   21

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.
Money market funds are valued at their net asset value.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
22   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement
The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2017:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$2,013,631	$3,494,916	$5,508,547
Automotive	—	491,906	1,437,556	1,929,462
Banking, Finance, Insurance & Real Estate	—	1,998,846	3,295,824	5,294,670
Beverage, Food & Tobacco	—	776,781	810,000	1,586,781
Building & Construction	—	998,346	1,205,940	2,204,286
Capital Goods	—	1,421,966	—	1,421,966
Chemicals, Plastics & Rubber	—	—	458,757	458,757
Consumer Products: Non Durables	—	2,014,146	1,566,708	3,580,854
Electrical Equipment	—	1,013,125	—	1,013,125
Energy, Oil & Gas	—	2,561,111	1,835,444	4,396,555
Healthcare & Pharmaceuticals	—	5,940,430	—	5,940,430
Hotel, Gaming & Leisure	—	—	2,007,469	2,007,469
Manufacturing	—	5,783,850	8,009,049	13,792,899
Media: Advertising, Printing & Publishing	—	3,163,079	—	3,163,079
Media: Broadcasting & Subscription	—	2,098,400	1,470,094	3,568,494
Media: Diversified and Services	—	1,942,489	493,125	2,435,614
Media: Services	—	2,900,260	—	2,900,260
Metals & Mining	—	—	1,008,722	1,008,722
Packaging	—	—	736,875	736,875
Restaurants	—	—	1,529,434	1,529,434
Retail	—	10,772,146	1,080,027	11,852,173
Services: Business	—	17,121,979	9,193,637	26,315,616
Services: Consumer	—	8,970,148	4,414,632	13,384,780
Services: Rental	—	419,582	—	419,582
Technology: Semiconductor	—	1,109,867	—	1,109,867
Technology: Services	—	13,269,599	251,719	13,521,318
Technology: Software	—	18,034,135	5,183,182	23,217,317
Telecommunications	—	8,291,061	—	8,291,061
Transportation: Services	—	4,823,396	499,375	5,322,771
Waste Management	—	—	1,489,331	1,489,331
Wholesale	—	2,562,394	905,005	3,467,399
Corporate Bonds*	—	12,608,984	—	12,608,984
Common Stocks
Services: Consumer	—	8,186	—	8,186
Telecommunications	1,443,429	—	—	1,443,429
Money Market Fund	—	10,496,709	—	10,496,709
Total Investments	$1,443,429	$143,606,552	$52,376,821	$197,426,802

* Please refer to Schedule of Investments for breakdown of valuations by industry.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   23

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Senior Loans
Balance as of December 31, 2016	$60,645,762
Realized gain	(479,815)
Change in unrealized appreciation	(229,688)
Amortization (accretion)	104,166
Purchases	22,713,146
Sales and principal paydowns	(30,055,204)
Transfers into Level 3	9,937,959
Transfers out of Level 3	(10,259,505)
Balance as of December 31, 2017 . . .	$52,376,821
Net change in unrealized appreciation attributable to level 3 investments held at December 31, 2017	$599,714

It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
There were no transfers between Level 1 and 2 during the period.
Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended December 31, 2017 due to changes in the quantity and quality of information, specifically the number of vendor quotes available and the staleness of prices, obtained to support the fair value of each investment as assessed by the Advisor.
The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:
	Fair Value	Valuation Technique	Unobservable Input	Range
Senior Loans	$52,376,821	Third-party vendor service	Vendor quotes	N/A
Cash
The Fund’s cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund’s cash balance may exceed Insurance limits at times, the risk of loss is remote.
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense and Fees on Borrowings
Interest expense and fees on borrowings relates to the Fund’s borrowings and includes interest paid plus any commitment fees on unused balances. They are recorded on an accrual basis.
24   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. In early 2018, the Fund will pay an excise tax liability of approximately $17,759 relating to the tax year 2017.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2017, the tax years ended December 31, 2014, 2015 and 2016 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At December 31, 2017, 78.5% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   25

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

3. SENIOR LOANS (concluded)
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments; and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At December 31, 2017, the Fund had invested $20,391,189 in second lien loans.
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On September 27, 2017, the Fund amended its existing $65.0 million credit agreement with The Bank of New York Mellon, extending the facility’s expiration date to October 6, 2017 (the “Original Credit Facility”). On October 4, 2017, the Fund entered into a $65.0 million credit agreement with Societe Generale, New York Branch, expiring on October 2, 2020 (the “New Credit Facility”) to pay off and replace the Fund’s Original Credit Facility. Borrowings under the Original Credit Facility and Amended Credit Facility are secured by the Fund’s assets as collateral. In accordance with the 1940 Act, the Fund’s borrowings under the Original Credit Facility and New Credit Facility will not exceed 33 1∕3% of the Fund’s Managed Assets at the time of borrowing.
Through October 4th, 2017, the Original Credit Facility bore an unused commitment fee on the Unused Facility Amount equal to 0.05% if the outstanding principal balance is equal to or greater than 90% of the Credit Facility on such date, 0.10% if the outstanding principal balance is equal to or greater than 80% but less than 90% of the Credit Facility on such date, or 0.20% if the outstanding principal balance is less than 80% of the Credit Facility on such date. The per annum rate of interest for the borrowings under the Credit Facility was equal to (a) the London Interbank Offered Rate (“LIBOR”) for one, two, three, six or twelve months, as selected by the Fund, plus 0.80% per annum or (b) the greater of (i) the Prime Rate and (ii) 0.50% plus the Federal Funds Effective Rate per annum and was payable at the end of the selected contract period.
Beginning October 4, 2017, the New Credit Facility bears an unused commitment fee on the unused portion of the Unused Facility Amount equal to 0.55% on any day that the outstanding principal balance is less than 85% of the New Credit Facility. The per annum rate of interest for borrowings under the New Credit Facility is equal to LIBOR for one month plus 0.95% per annum and is payable monthly.
26   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

4. BORROWINGS (concluded)
At December 31, 2017, the Fund had borrowings outstanding of $58,000,000 at an interest rate of 2.58%. For the year ended December 31, 2017, the average borrowings under the Credit Facility and the average interest rate were $57,328,767 and 1.94%, respectively. For the year ended December 31, 2017, the Fund incurred $10,139 for unused commitment fees, which is included in Interest Expense and Fees on Borrowings on the Statement of Operations. As of December 31, 2017, the Fund’s effective leverage represented 29.9% of the Fund’s Managed Assets. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2017.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to Board approval), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee the Sub-adviser. In this connection, the Adviser oversees the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   27

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS (concluded)
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $17,000 per annum, plus $3,000 per in person meeting and $500 per substantive conference call fee for serving as a trustee of the Fund. In addition, the Fund pays members of the Audit Committee a fee of  $2,000 per annum and members of the Nominating and Corporate Governance Committee a fee of  $1,000 per annum. Interested trustees and officers of the Fund do not receive any remuneration from the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2017, purchases and sales of investments, other than short-term securities, were $114,321,678 and $113,361,809, respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2017:
Shares of common stock, beginning of period	7,418,990
Change in shares of common stock outstanding	—
Shares of common stock, end of period	7,418,990

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund incurred an excise tax liability of approximately $17,759. As of December 31, 2017, the Advisor has reviewed all open tax years and concluded that there was no other impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2014, 2015 and 2016 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
28   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Notes to Financial Statements  (continued)December 31, 2017

8. INCOME TAX INFORMATION (concluded)
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2017, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $587,823, decreased accumulated net investment income by $558,793 and decreased paid-in-capital by $29,030.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2016	$9,422,116	$—
2017	$9,080,482	$—
As of December 31, 2017 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$ —	$713,553	$713,553
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The fund elected to treat Post-October capital losses of  $572,140 as having been incurred in the following fiscal year following December 31, 2017.
At December 31, 2017, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$564,292	$1,285,692	$4,293,142
At December 31, 2017, the cost basis of portfolio securities for federal income tax purposes is $201,719,944. Gross unrealized appreciation is $2,401,737, gross unrealized depreciation is $6,694,879 and net unrealized depreciation is $4,293,142. There is no difference between book and tax cost basis.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   29

THL Credit Senior Loan Fund
Notes to Financial Statements  (concluded)December 31, 2017

9. DELAYED DRAW LOAN COMMITMENTS
As of December 31, 2017, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:
Loan	Principal Amount	Cost	Value	Net Unrealized Depreciation
Charming Charlie LLC, DIP Delayed Term Loan – First Lien (LIBOR + 8.750%), 06/08/18	$152,609	$152,609	$151,846	$763
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized depreciation on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
10. SHAREHOLDER CONCENTRATIONS
As of December 31, 2017, based on public filings and/or information provided by such person, the following shareholder owns more than 5% of the outstanding shares of the Fund:
Shareholder	Percent of Ownership
First Trust Portfolios LP	21.1%
Advisors Asset Management Inc.	10.0%
The Fund’s market price may experience adverse effects when certain large shareholders, such as other funds, institutional investors, financial intermediaries and other investors purchase or sell a large number of shares of the Fund. While such large shareholder transactions would not impact the Fund’s liquidity or market value of the Fund’s investments, such transactions could have an impact on the Fund’s market price and also impact the premium or discount of the market price to its NAV in a more volatile manner than trading by shareholders with smaller holdings.
11. NEW ACCOUNTING PRONOUNCEMENT
In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to variable rate securities and derivatives, in investment company financial statements. The amendments to Regulation S-X were applied to the Fund’s financial statements as of December 31, 2017; adoption had no effect on the Fund’s net assets or results of operations.
12. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 31, 2018, the Fund paid a regularly scheduled distribution in the amount of  $0.096 per share to shareholders of record as of January 19, 2018.
The Fund declared a regularly scheduled distribution in the amount of  $0.096 per share payable on February 28, 2018 to shareholders of record as of February 16, 2018.
30   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Report of Independent Registered Public Accounting Firm December 31, 2017

To the Shareholders and the Board of Trustees of
THL Credit Senior Loan Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of THL Credit Senior Loan Fund (the Fund) as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended and the period from September 20, 2013 (commencement of operations) to December 31, 2013 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from September 20, 2013 (commencement of operations) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.
/s/ RSM US LLP
We have served as the auditor of one or more Four Wood Capital Advisors LLC investment companies since 2013.
Boston, Massachusetts
February 28, 2018
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   31

THL Credit Senior Loan Fund
Supplemental Information (unaudited)December 31, 2017

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders
32   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2017

Dividend Reinvestment Plan (continued)

in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

   THL Credit Senior Loan Fund Annual Report | December 31, 2017   33

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)December 31, 2017

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

34   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Additional Information (unaudited)December 31, 2017

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2017, are designated as “qualified dividend income”:
Fund	0.00%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2017, that qualify for the corporate dividend received deduction is set forth below:
Fund	0.00%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-400-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending December 31 will be available, without charge, upon request by calling 1-855-400-3927 and on the Commission’s website.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   35

THL Credit Senior Loan Fund
Board of Trustees (unaudited)December 31, 2017

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico(1) Year of Birth: 1973	President & Trustee, Class II, Principal Executive Officer since: August 2013	2	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011).	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, since: August 2013	2	Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, TravelCenters of America, LLC; Director, Garrison Capital Inc.; Trustee, RMR Real Estate Income Fund; Trustee, Tremont Mortgage Trust; Trustee, Industrial Logistics Properties Trust; Director, Affiliates Insurance Company.
Laurie Hesslein Year of Birth: 1959	Trustee, Class III, since: March 2017	2	Citigroup, Managing Director, Citi Holdings Division – Business Head, Local Consumer Lending North America (2013 – 2017); Citi Holdings Division – Strategic Relationship Management and Business Head (2009 – 2013).	None
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since: August 2013	2	Self-Employed, Burton Consulting LLC, Principal (since 2013).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, since: August 2013	2	St. John’s University School of Law, Dean George W. Matheson Professor of Law (2007 – Present); Associate Academic Dean (2017 – Present); Associate Dean for Faculty Scholarship (2011 – 2013).	None

1.
Interested Trustee

36   THL Credit Senior Loan Fund Annual Report | December 31, 2017

THL Credit Senior Loan Fund
Fund Officers (unaudited) December 31, 2017

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth: 1973 President/Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Executive Officer (since 2011).
Jennifer Wilson Year of Birth: 1972 Treasurer and Principal Financial Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012).
Stephanie Trell Year of Birth: 1968 Secretary since: April 2014	Four Wood Capital Partners LLC, Managing Director (since 2012).
Jack P. Huntington Year of Birth: 1970 Chief Compliance Officer since: November 2015	Foreside Fund Officers Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).
Tracy Dotolo Year of Birth: 1976 Assistant Treasurer since: January 2018	Foreside Fund Officer Services, LLC, Principal Financial Officer (since 2015); JPMorgan Chase, Vice President of Fund Administration (2009 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
   THL Credit Senior Loan Fund Annual Report | December 31, 2017   37

Trustees
Steven A. Baffico
Joseph L. Morea*#
Laurie A. Hesslein*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Tracy Dotolo
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c)of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/tslf.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/tslf or by calling the Fund’s investor servicing agent at 855-400-3927.
38   THL Credit Senior Loan Fund Annual Report | December 31, 2017

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,900 for 2017 and $40,900 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,750 for 2017 and $15,750 for 2016. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the THL Credit Senior Loan Fund (“TSLF”). The Pre-Approval Policies and procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of the Four Wood Capital Family of Funds set forth the procedures and the conditions pursuant to which services performed by and independent auditor (“Auditor”) for TSLF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to TSLF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

[Audit Committee Pre-Approved Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be approved by the Registrant’s audit committee.]

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,750 for 2017 and $55,750 for 2016.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Mr. Ronald Burton Jr., Mr. Joseph Morea, Ms. Laurie Hesslein and Mr. Michael Perino.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds

PROXY VOTING POLICIES AND PROCEDURES

Effective May 14, 2015

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.
1

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.

D.	Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.
2

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record

A.	Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

B.	Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.

C.	Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
3

D.	Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.

E.	Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.

The Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);
4

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX A

Four Wood Capital Family of Funds

THL Credit Senior Loan Fund

Eagle Growth and Income Opportunities Fund

5

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James R. Fellows, Chief Investment Officer and Managing Director, THL Credit Advisors LLC (“THL Credit”). James has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Brian W. Good, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Robert J. Hickey, Managing Director, THL Credit. Robert has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Brian J. Murphy, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Steven F. Krull, Managing Director, THL Credit. Steven has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

The Portfolio Managers noted above manage the THL Credit Senior Loan Fund (the “Fund”) via the Fund Investment Committee. Therefore, the day-to-day management of the Fund is shared among the Portfolio Managers. Brian J. Murphy and Steven F. Krull also serve as traders for the Fund and execute trades in the new issue and secondary bank loan markets on behalf of the Fund.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	6	$1.3 billion	1**	$0
	Other Pooled Investment Vehicles:	32	$9.1 billion	25***	$8.2 billion
	Other Accounts:	5	$838 million	0	$0
Brian W. Good	Registered Investment Companies:	5	$676 million	0	$0
	Other Pooled Investment Vehicles:	25	$8.6 billion	18***	$7.7 billion
	Other Accounts:	5	$839 million	0	$0
Robert J. Hickey	Registered Investment Companies:	5	$676 million	0	$0
	Other Pooled Investment Vehicles:	26	$8.7 billion	19***	$7.7 billion
	Other Accounts:	8	$844 million	3	$5 million
Brian J. Murphy	Registered Investment Companies:	5	$676 million	0	$0
	Other Pooled Investment Vehicles:	25	$8.6 billion	18***	$7.7 billion
	Other Accounts:	5	$839 million	0	$0
Steven F. Krull	Registered Investment Companies:	5	$676 million	0	$0
	Other Pooled Investment Vehicles:	25	$8.6 billion	18***	$7.7 billion
	Other Accounts:	5	$839 million	0	$0

* Information as of December 31, 2017.

**Includes one business development company (“BDC”) which has currently waived the performance fee, Therefore, no assets of the BDC are included in the “Total Assets in Accounts where Advisory Fee is Based on Performance”.

*** Includes one pooled investment vehicle which is currently in wind down and three called CLOs, and no performance based fee is being received/billed from the vehicles, so assets of the BDC and the wind down portfolio and the called CLOs are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, fourteen other accounts noted in this column represent Collateralized Loan Obligation Vehicles (CLOs) where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of the Fund. These conflicts could arise primarily from the involvement of THL Credit’s affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. Affiliates of THL Credit engage in a broad spectrum of activities. In the ordinary course of their business activities, the Affiliates of THL Credit may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of THL Credit serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of THL Credit and its Affiliates have implemented certain policies and procedures (e.g., information walls). For example, THL Credit and its Affiliates may come into possession of material non-public information with respect to companies in which THL Credit may be considering making an investment or companies that are THL Credit’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by THL Credit has or has considered making an investment or which is otherwise an advisory client of THL Credit and its Affiliates may restrict or otherwise limit the ability of THL Credit to direct investments in such companies. THL Credit may decide to modify or eliminate such information screens or barriers in the future.

THL Credit or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, THL Credit may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, THL Credit may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of THL Credit’s Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, THL Credit may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between THL Credit (or its employees) and the Fund. The Investment Advisers Act of 1940, as amended, and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. THL Credit has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with THL Credit’s fiduciary duty to the Fund and in accordance with applicable law. THL Credit seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit, and provide services to THL Credit through a staffing arrangement. THL Credit SLS offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the Portfolio Manager’s salary and annual bonus, THL Credit offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*
James R. Fellows	$500,001 to $1,000,000
Brian W. Good	$100,001 to $500,000
Robert J. Hickey	$ 50,001 to $100,000
Brian J. Murphy	$100,001 to $500,000
Steven J. Krull	none

* Information as of December 31, 2017.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/1/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	3/1/2018

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	3/1/2018

* Print the name and title of each signing officer under his or her signature.